LETTER OF TRANSMITTAL

                             To Tender for Exchange
                         Senior Secured Increasing Rate
                                 Notes Due 2003

                                       of

                        NEW WORLD RESTAURANT GROUP, INC.

               Pursuant to the Prospectus Dated November ___, 2001

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THE EXCHANGE  OFFER AND  WITHDRAWAL  RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON DECEMBER 28, 2001 UNLESS EXTENDED (THE "EXPIRATION DATE)
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                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

-------------------------------------------- ------------------------------------ ------------------------------------
By Overnight Courier and by Hand Delivery
after 4:30 p.m. on Expiration Date:          By Hand Delivery to 4:30 p.m.:       By Registered or Certified Mail:

-------------------------------------------- ------------------------------------ ------------------------------------
The Bank of New York                         The Bank of New York                 The Bank of New York
c/o United States Trust Company of New York  c/o United States Trust Company      c/o United States Trust Company of New York
                                                 of New York
30 Broad Street, 14th Floor                  30 Broad Street, B-Level             P.O. Box 112
New York, Ny 10004-2301                      New York, NY 10004-2304              Bowling Green Station
                                                                                  New York, NY 10274-0112
-------------------------------------------- ------------------------------------ ------------------------------------

                        Telephone Number: (800) 548-6565
               Facsimile Number: (212) 422-0183 or (646) 458-8104

------------------------------------------------------------ ---------------------------------------------------------
If there are Accredited Investors holding physical           The Bank of New York c/o
securities, then the "By Registered or Certified Mail"       United States Trust Company of New York
address is:                                                  P.O. Box 84
                                                             Bowling Green Station
                                                             New York, NY 10274-0084
------------------------------------------------------------ ---------------------------------------------------------

     Delivery of this Letter of Transmittal to an address other than set forth above will not constitute a valid delivery.

     For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 548-6565, or by facsimile at (212) 422-0183 or (646) 458-8104.

     The undersigned hereby acknowledges receipt of the Prospectus, dated November ___, 2001 (the "Prospectus"), of New World Restaurant Group, Inc., a Delaware corporation ("Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange the Company's unrestricted Senior Secured Increasing Rate Notes Due 2003 (the "Exchange Debentures"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for an equal principal amount of its outstanding restricted Senior Secured Increasing Rate Notes Due 2003 (the "Debentures"), of which $140,000,000 aggregate principal amount is outstanding. Capitalized terms used by not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned hereby tenders the Debentures described in Box 1 below (the "Tendered Debentures") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Debentures and the undersigned represents that it has received from each beneficial owner of the Tendered Debentures ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Debentures, the undersigned hereby exchanges, assigns and transfers to, or upon of, the Company all right, title and interest in, to and under the Tendered Debentures.

     Please issue the Exchange Debentures exchanged for Tendered Debentures in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Debentures (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Tendered Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Debentures to the Company or cause ownership of the Tendered Debentures to be transferred to, or upon the order of, the Company, on the books of the registrar for the Debentures and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Debentures to which the undersigned is entitled upon acceptance by the Company of the Tendered Debentures pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Debentures, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Debentures pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the "The Exchange Offer - Withdrawal of Rights." All authority herein conferred or agreed to be conferred shall survive death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Debentures and that the Company will acquire good and unencumbered title hereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Debentures are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Debentures to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Debentures, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Debentures must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale of the Exchange Debentures acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offers." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Debentures is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Debentures for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Debentures to be received in the Exchange Offer, and (ii) acknowledges that, by receiving Exchange Debentures for its own account in exchange for Debentures, where such Debentures were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Debentures.


          __ CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED HEREWITH.

          __ CHECK IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 4).

          __ CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 5).

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES

-------------------------------------------------------------------------------------------------------------------------
                                      Box 1
                       DESCRIPTION OF DEBENTURES TENDERED
                 (Attach additional signed pages, if necessary)

-------------------------------------------------------------------------------------------------------------------------
----------------------------------------------- ------------------------- ---------------------- ------------------------
    Name(s) and Address(es) of Registered                                  Aggregate Principal     Aggregate Principal
   Debenture Holder(s), exactly as name(s)                                 Amount at Maturity      Amount at Maturity
appear(s) on Debenture Certificate(s) (Please    Certificate Number(s)       Represented by            Tendered**
              fill in, if blank)                     of Debentures*          Certificate(s)
----------------------------------------------- ------------------------- ---------------------- ------------------------
----------------------------------------------- ------------------------- ---------------------- ------------------------

----------------------------------------------- ------------------------- ---------------------- ------------------------
----------------------------------------------- ------------------------- ---------------------- ------------------------

----------------------------------------------- ------------------------- ---------------------- ------------------------
----------------------------------------------- ------------------------- ---------------------- ------------------------

----------------------------------------------- ------------------------- ---------------------- ------------------------
----------------------------------------------- ------------------------- ---------------------- ------------------------
                                      Total
----------------------------------------------- ------------------------- ---------------------- ------------------------
-------------------------------------------------------------------------------------------------------------------------

*    Need not be completed by persons tendering by book-entry transfer.

** The minimum permitted tender is $1,000 in principal amount at maturity of Debentures. All other tenders must be in integral multiples of $1,000 of principal amount at maturity. Unless otherwise indicated in this column, the principal amount at maturity of all Debenture Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.


----------------------------------------------------------------------------------------------------------------------
                                      BOX 2
                               BENEFICIAL OWNER(S)

----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
 State of Principal Residence of Each Beneficial Owner of      Principal Amount at Maturity of Tendered Debentures
                    Tendered Debentures                                Held for Account of Beneficial Owner
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
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
                                      BOX 3
                          SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 5, 6, and 7)

TO BE COMPLETED ONLY IF EXCHANGE DEBENTURES EXCHANGED FOR DEBENTURES AND UNTENDERED DEBENTURES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail Exchange Debenture(s) and any untendered Debentures to:___________________

Name(s):_______________________________________________________________________
                                 (please print)
Address:_______________________________________________________________________
                               (include Zip Code)

Tax Identification or
Social Security No.:___________________________________________________________

-------------------------------------------------------------------------------


                                      BOX 4
                           USE OF GUARANTEED DELIVERY
                               (See Instruction 2)

TO BE COMPLETED ONLY IF DEBENTURES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) or Registered Holder(s):_______________________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________ Name of Institution which Guaranteed Delivery:_________________________________

-------------------------------------------------------------------------------


                                      BOX 5
                           USE OF BOOK-ENTRY TRANSFER
                               (See Instruction 1)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED DEBENTURES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:_________________________________________________

Account Number:________________________________________________________________

Transaction Code Number:_______________________________________________________

-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                      BOX 6
                           TENDERING HOLDER SIGNATURE
                           (See Instructions 1 and 5)
                    In Addition, Complete Substitute Form W-9

----------------------------------------------------------------------------------------------------------------------
X                                                            Signature Guarantee
  ---------------------------------------------------                            ---------------------------------
X                                                            (If required by Instruction 5)
  ---------------------------------------------------
     (Signature of Registered Holder(s) or Authorized
                        Signatory)                           Authorized Signature
                                                                                 ---------------------------------
Note: The above items must be signed by the registered       X
holder(s) of Debenturesas their name(s) appear(s) on           ---------------------------------------------------
the Debentures or by person(s) authorized to
become registered holder(s) (evidence of such authorization  Name:
must be transmitted with this Letter of Transmittal).             ------------------------------------------------
If signature is by a trustee, executor, administrator,       Title:
guardian, attorney-in-fact, officer, or other person               -----------------------------------------------
acting in a fiduciary or representative capacity, such
person  must set forth  his or her full  title  below.       Name of Firm:
See Instruction 5.                                                        ---------------------------------------
                                                              (Must be an Eligible Institution as defined in
                                                                               Instruction 2)

Name(s):                                                     Address:
          ------------------------------------------                 --------------------------------------------
                                                                                (include Zip Code)
Capacity:
         -------------------------------------------         Area Code and Telephone Number:
Street Address:                                                                             ---------------------
               -------------------------------------
                    (include Zip Code)                       Dated:
                                                                   -------------------------
Area Code and Telephone Number:
                               ---------------------
Tax Identification or Social Security Number:
                                             -------

------------------------------------------------------------ ------------------

                                      BOX 7
                              BROKER-DEALER STATUS

-------------------------------------------------------------------------------

__ Check this box if the Beneficial Owner of the Debentures is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Debentures for its own account as result of market-making activities or other trading activities. If this box is checked, please send via facsimile a copy of this Letter of Transmittal to New World Restaurant Group, Inc., attention Chief Financial Officer, facsimile
        (732) 544-1315.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 PAYOR'S NAME: NEW WORLD RESTAURANT GROUP, INC.
----------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                               Name (if joint names, list first and
                                         circle the name of the person or entity
Form W-9                                 whose number you enter in Part 1 below.
                                         See instructions if your name has
                                         changed).

---------------------------------------- -----------------------------------------------------------------------------
                                         Address

---------------------------------------- -----------------------------------------------------------------------------

                                         City, State and ZIP Code
---------------------------------------- -----------------------------------------------------------------------------

                                         List account number(s) here (optional)
---------------------------------------- -----------------------------------------------------------------------------

Department of the Treasury Internal
Revenue Service                          Part   1   -   PLEASE    PROVIDE   YOUR   TAXPAYER   Social Security Number
                                         IDENTIFICATION  NUMBER ("TIN") IN THE BOX AT RIGHT           or TIN
                                         AND CERTIFY BY SIGNING AND DATING BELOW

---------------------------------------- --------------------------------------------------- -------------------------

                                         Part 2 - Check the box if you are NOT
                                         subject to backup withholding under the
                                         provision of section 340(a)(1)(C) of
                                         the Internal Revenue Code because (1)
                                         you have not been notified that you are
                                         subject to backup withholding as a
                                         result of failure to report all
                                         interest or dividends or (2) the
                                         Internal Revenue Service has notified
                                         you that you are no longer subject to
                                         backup withholding.
---------------------------------------- -----------------------------------------------------------------------------

                                         CERTIFICATION - UNDER THE PENALTIES OF PERJURY,  I          Part 3 -
                                         CERTIFY  THAT  THE  INFORMATION  PROVIDED  ON THIS
                                         FORM IS TRUE, CORRECT AND COMPLETE.                       Awaiting TIN __

                                         SIGNATURE____________________________________
                                         DATE:________________________________________

---------------------------------------- --------------------------------------------------- -------------------------

NOTE:FAILURE TO COMPLETE  AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE  OFFER.  PLEASE
     REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
     NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


                        NEW WORLD RESTAURANT GROUP, INC.

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER


     1. Delivery of this Letter of Transmittal and Debentures. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Debentures must be received by the Exchange Agent at its address set forth herein or such Tendered Debentures must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offers-Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Debentures should be sent to the Company. Neither the Company nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Debentures prior to the closing the Exchange Offer.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Debentures but whose Debentures are not immediately available, and who cannot deliver their Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Debentures according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission) setting forth the name and address of the holder, the certificate number(s) of the Tendered Debentures and the principal amount at maturity of Tendered Debentures, stating that the tender is being made thereby and guaranteeing that, within five NASDAQ Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Debentures and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Debentures in proper form for transfer must be received by the Exchange Agent within five NASDAQ Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Debentures prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

     3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Tendered Debentures are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Debentures who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     4. Partial Tenders. Tenders of Debentures will be accepted only in integral multiples of $1,000 in principal amount at maturity. If less than the entire principal amount at maturity of Debentures held by the holder is tendered, the tendering holder should fill in the principal amount at maturity tendered in the column labeled "Aggregate Principal Amount at Maturity Tendered" of the box entitled "Description of Debentures Tendered" (Box 1) above. The entire principal amount at maturity of Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount at maturity of all Debentures hold by the holder is not tendered, then Debentures for the principal amount at maturity of Debentures not tendered and Exchange Debentures issued in exchange for any Debentures tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Debentures, the signature must correspond with the name(s) as written on the face of the Tendered Debentures without alteration, enlargement or any change whatsoever.

     If any of the Tendered Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Debentures are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Debentures are held.

     If this Letter of Transmittal is signed by the registered holder(s) of Tendered Debentures, and Exchange Debentures issued in exchange therefore are to be issued (and any untendered principal amount at maturity of Debentures is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Debentures, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Debentures or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Debentures, such Tendered Debentures must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Debentures, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Tendered Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Tendered Debentures or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Debentures are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

     6. Special Delivery Instructions. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Debentures and/or substitute Debentures for principal amounts at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Tendered Debentures pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Debentures pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Debentures listed in this Letter of Transmittal.

     8.  Tax  Identification  Number.  Federal  income  tax  law  requires  that holder(s) of any Tendered Debentures which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder of Tendered Debentures must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Debentures are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Documents will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Debentures not validly tendered or any Debentures the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Debentures as to any ineligibility of any holder who seeks to tender Debentures in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Debentures must be cured within such time as the Company as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Debentures, nor shall any of them incur any liability for failure to give such defects or irregularities have been cured or waived. Any Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Debentures.

     11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Debentures or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Debentures. Any tendering Holder whose Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or the Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Debentures and Issuance of Debentures; Return of Debentures. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Debentures as soon as practicable after the Expiration Date and will issue Exchange Debentures therefore as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Debentures when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Debentures are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Debentures will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

     15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offers."